UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): January 22, 2013

Emerson Electric Co.
-------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth

(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures)

	October ‘12	November ‘12	December ‘12
Process Management	+5 to +10	0 to +5	0 to +5
Industrial Automation	-10 to -5	-10 to -5	-10 to -5
Network Power	-10 to -5	-5 to 0	-5 to 0
Climate Technologies	-5 to 0	0 to +5	+5
Commercial & Residential Solutions	0 to +5	+5	+5 to +10
Total Emerson	-5 to 0	0	0

December 2012 Orders Comments:

Trailing three-month order trends remained slow in total but reflected notable improvement in certain end markets. Growth accelerated in Climate Technologies and Commercial & Residential Solutions, and solid end markets in Process Management supported continued growth despite difficult comparisons. Mixed trends in Network Power reflected improving demand in some markets and deterioration in others. Industrial Automation orders declined at rates consistent with the prior month. Currency translation had a negligible impact.

Process Management orders grew modestly, with mixed trends among geographies. Oil and gas investment remained robust in Asia and Latin America. Difficult comparisons resulted in softer orders in North America, and weakness in Europe continued. Currency translation added 2 percentage points.

Weak global capital goods end markets continued to place downward pressure on Industrial Automation orders. The power generating alternators and industrial motors business was particularly weak, partially offset by improving trends in the electrical drives business.

Network Power order trends remained unchanged, with mixed trends among businesses and end markets. Excluding currency, the network power systems business grew for the first time in 6 months, benefiting from more favorable telecommunications end markets. This sequential improvement was offset by weaker market conditions for embedded computing and power, reflecting demand volatility from mobile device customers.

Climate Technologies order trends improved, led by robust growth in Asia, as China, India, and Southeast Asia all exhibited significant gains. U.S air conditioning end markets also reflected strong growth, benefiting from favorable prior year comparisons, and market conditions improved in Europe as well. Refrigeration end markets continued to contract.

Order trends remained solid in Commercial & Residential Solutions, as strong momentum in U.S. residential end markets drove the highest pace of growth in 9 months. Growth was led by the storage and food waste disposers businesses.

Upcoming Investor Events

On Tuesday, February 5, 2013, Emerson will report first quarter 2013 results. Management will discuss the results during a conference call at 2:00 p.m. ET (1:00 p.m. CT) the same day. Interested parties may listen to the live conference call via the Internet by visiting Emerson’s website at www.Emerson.com/financial and completing a brief registration form. A replay of the conference call will remain available for approximately three months after the call.

Emerson will host its 2013 Investor Conference in Columbus, Ohio, beginning at 3:00 p.m. ET on Monday, February 11, and ending at 1:00 p.m. ET on Tuesday, February 12. Management will provide a company overview and a detailed review of Emerson Network Power, including tours of two nearby facilities. Access to a webcast of select conference presentations, as well as related presentation slides, will be available by visiting Emerson’s website at www.Emerson.com/financial at the time of the event. A replay of the webcast and the presentation slides will be available for approximately three months after the conference.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: January 22, 2013	By:	/s/ John G. Shively
John G. Shively Assistant General Counsel and Assistant Secretary